SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                December 18, 1998



                                TIME WARNER INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      1-12259                    13-3527249
      --------                      -------                    ----------
  (State or other                 (Commission               (I.R.S. Employer
   jurisdiction                   File Number)             Identification No.)
 of incorporation)


                    75 Rockefeller Plaza, New York, NY 10019
                  -------------------------------------------
               (Address of principal executive offices) (zip code)


                                 (212) 484-8000
                          ---------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                           -------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events.
---------------------

     Reference is made to the litigation entitled SIX FLAGS OVER GEORGIA, INC., ET AL. V. SIX FLAGS FUND, LTD., ET AL. commenced in Superior Court in Gwinnett County, Georgia in connection with the management of the Six Flags Over Georgia Theme Park described on page I-38 of the registrant's Annual Report on Form 10-K for the year ended December 31, 1997 and on page 70 of the registrant's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998. On December 18, 1998, the jury awarded plaintiffs $197 million in compensatory damages and on December 21, 1998, the jury awarded plaintiffs $257 million in punitive damages. A portion of the amounts awarded are the responsibility of entities other than Time Warner Entertainment Company, L.P. ("TWE") and its subsidiaries. TWE intends to appeal these verdicts.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on December 31, 1998.


                                            TIME WARNER INC.



                                            By:   /s/Thomas W. Mcenerney
                                                  ----------------------
                                            Name:    Thomas W. McEnerney
                                            Title:   Vice President